FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2016

FOOTHILLS EXPLORATION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-190836	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

633 17th Street, Suite 1700-A Denver, CO 80202
(Address of Principal Executive Offices)

(720) 449-7478
(Registrant's Telephone Number, Including Area Code)

Key Link Assets Corp., 216 South Jefferson, Suite LL1, Chicago, IL 60661
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 27, 2016 we filed a Certificate of Amendment with the Secretary of State of Delaware whereby we changed our name from Key Link Assets Corp. to Foothills Exploration, Inc. A copy of the Certificate of Amendment is attached to this report on Form 8-K as Exhibit 3.1 and incorporated herein by this reference.

Item 8.01    Other Items

Name Change, Trading Symbol Change, CUSIP

Pursuant to application we submitted to the Financial Industry Regulatory Association [FINRA], FINRA advised us that it would announce the below listed corporate actions as of dates indicated:

•	Daily List Announcement Date: August 4, 2016
•	New Name: Foothills Exploration, Inc.
•	New Symbol: FTXP
•	New CUSIP: 34512J108
•	Market Effective Date: August 5, 2016

On August 5, 2016 we issued a press release entitled “Key Link Assets Corp. Announces Name Change to Foothills Exploration, Inc.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Foothills Exploration, Inc.
99.1	Press Release issued by the registrant on August 5, 2016 entitled “Key Link Assets Corp. Announces Name Change to Foothills Exploration, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2016

FOOTHILLS EXPLORATION, INC.

/s/ B. P. Allaire
By: B. P. Allaire
Chief Executive Officer